EXHIBIT 10.1 SHARE REPURCHASE AGREEMENT This SHARE REPURCHASE AGREEMENT (this “Agreement”) is made and entered into as of this 26th day of May, 2025, by and among ValueAct Capital Master Fund, L.P., a British Virgin Islands limited partnership (the “Seller”) and Insight Enterprises, Inc., a Delaware corporation (the “Purchaser”). RECITALS WHEREAS, the Seller desires to sell to the Purchaser, and the Purchaser desires to purchase from the Seller, 600,000 shares (the “Repurchase Shares”) of Common Stock, par value $0.01 per share, of the Purchaser (“Common Stock”) on the terms and conditions set forth in this Agreement (the “Repurchase Transaction”). WHEREAS, the board of directors of the Purchaser has (i) determined that it is in the best interests of the Purchaser and its stockholders to enter into the Repurchase Transaction in accordance with this Agreement and (ii) approved the Repurchase Transaction. NOW, THEREFORE, in consideration of the premises and the agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows: ARTICLE I SALE AND PURCHASE OF REPURCHASE SHARES Section 1.1 Purchase. Subject to the terms and conditions of this Agreement, at the Repurchase Closing (as defined below), the Seller shall sell, assign, transfer, convey and deliver to the Purchaser, and the Purchaser shall purchase, acquire and accept from the Seller, the Repurchase Shares. The purchase price for each Repurchase Share shall be equal to $76,117,704.00 (the “Purchase Price”). Section 1.2 Closing. The closing of the Repurchase Transaction (the “Repurchase Closing”) is taking place contemporaneously with the execution of this Agreement. Immediately following the execution of this Agreement, (a) the Seller shall cause to be delivered to the Purchaser, by electronic book entry form through the facilities of the Depository Trust Company, all of the Seller’s right, title and interest in and to the Repurchase Shares, together with all documentation reasonably necessary to transfer to the Purchaser right, title and interest in and to the Repurchase Shares and (b) the Purchaser shall pay to the Seller the aggregate Purchase Price in respect of the Repurchase Shares in cash by wire transfer of immediately available funds in accordance with the wire transfer instructions provided by the Seller to the Purchaser. Section 1.3 Termination of Rights to Repurchase Shares. Upon the Repurchase Closing, the Seller shall no longer have any rights with respect to the Repurchase Shares, including any rights with respect to the Repurchase Shares that the Seller may have had under the Purchaser’s certificate of incorporation, bylaws or otherwise.

2 ARTICLE II REPRESENTATIONS AND WARRANTIES OF THE SELLER The Seller hereby makes the following representations and warranties to the Purchaser, each of which is true and correct on the date hereof and shall survive the Repurchase Closing. The Seller acknowledges and agrees that the Purchaser is relying on the Seller’s representations, warranties, acknowledgments and agreements herein as a condition to proceeding with the Repurchase Transaction and that without such representations, warranties, acknowledgments and agreements, the Purchaser would not engage in the Repurchase Transaction. Section 2.1 Power; Authorization and Enforceability. (a) The Seller is duly formed, validly existing and in good standing under the laws of the jurisdiction in which it is organized. The Seller has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated by this Agreement. All consents, orders, approvals and other authorizations, whether governmental, corporate or otherwise, necessary for such execution, delivery and performance by the Seller of this Agreement and the transactions contemplated by this Agreement have been obtained and are in full force and effect. (b) This Agreement has been duly executed and delivered by the Seller and constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting the enforcement of creditors’ rights generally and to general principles of equity. Section 2.2 No Conflicts. The execution and delivery of this Agreement by the Seller and the consummation by the Seller of the transaction contemplated by this Agreement does not and will not constitute or result in a breach, violation or default under (a) any agreement or instrument, whether written or oral, express or implied, to which the Seller is a party, (b) the organizational documents of the Seller or (c) any statute, law, ordinance, decree, order, injunction, rule, directive, judgment or regulation of any court, administrative or regulatory body, governmental authority, arbitrator, mediator or similar body on the part of the Seller, except, in each case, as would not reasonably be expected to (x) affect the validity of the Repurchase Shares or (y) materially impact the Seller’s ability to perform its obligations under this Agreement. Section 2.3 Title to Shares. The Seller is the sole beneficial owner of the Repurchase Shares. The Seller is the sole legal owner of and has good and valid title to the Repurchase Shares and upon delivery to the Purchaser of the Repurchase Shares to be sold by the Seller to the Purchaser, against payment made pursuant to this Agreement, good and valid title to such Repurchase Shares, free and clear of any lien, pledge, charge, security interest, mortgage, or other encumbrance or adverse claim, will pass to the Purchaser. There are no outstanding rights, options, warrants, conversion rights, repurchase rights, agreements, arrangements, calls, commitments or rights of any kind that obligate the Seller to sell any Repurchase Shares or any securities or obligations convertible or exchangeable into or exercisable for, or giving any person

3 a right to subscribe for or acquire, any Repurchase Shares, and no securities or obligations evidencing such rights are authorized, issued or outstanding. Section 2.4 Experience and Evaluation. By reason of the Seller’s business or financial experience or the business or financial experience of the Seller’s professional advisors who are unaffiliated with the Purchaser and who are not compensated by the Purchaser, the Seller has the capacity to protect the Seller’s own interests in connection with the sale of the Repurchase Shares to the Purchaser. Section 2.5 No Future Participation. The Seller acknowledges that the Seller will have no future participation in any Purchaser gain, losses, profits or distributions with respect to the Repurchase Shares. If the Repurchase Shares increase in value by any means, or if the Purchaser’s equity increases in value, the Seller acknowledges that the Seller is voluntarily forfeiting any opportunity to share in any resulting increase in value from the Repurchase Shares. Section 2.6 Tax Matters. The Seller (a) immediately before this Repurchase Transaction, does not own, either actually or constructively applying Section 318 of the Internal Revenue Code of 1986 (the “Code”), any security or instrument of the Purchaser that is treated as equity for U.S. federal income tax purposes (“Equity”) other than those set forth in the Regulation 13D/A filing dated May 15, 2025, (b) is not a party to any contract, option, derivative, or other arrangement that would result in the Seller owning, either actually or constructively applying Section 318 of the Code, any Equity other those set forth in clause (a), and (c) as of the date hereof, has no plan or intention to enter any agreement, understanding or arrangement to acquire Equity. The Seller is not aware of any fact or circumstance that would be inconsistent with the treatment of the Repurchase Transaction for U.S. federal income tax purposes as a redemption under Section 317 and Section 302(a) of the Code, or similar provisions of state or local law (the “Intended Tax Treatment”). Section 2.7 No Reliance. The Seller has had an opportunity to review with the Seller’s tax advisors the federal, state and local tax consequences of the transactions contemplated by this Agreement. The Seller is relying solely on such advisors and not on any statements or representations of the Purchaser or any of its agents. The Seller understands that the Seller (and not the Purchaser) shall be responsible for the Seller’s tax liability and any related interest and penalties that may arise as a result of the transaction contemplated by this Agreement. With respect to tax, financial and legal considerations involved in the Seller’s sale of the Repurchase Shares, the Seller is not relying on the Purchaser or any agent, representative or professional advisor thereof with respect to the Seller’s decision to enter into this Agreement and to consummate the transaction contemplated hereby. Section 2.8 Sophistication of the Seller. The Seller (a) is an informed and sophisticated party and has engaged, to the extent it deems appropriate, expert advisors experienced in the evaluation of transactions of the type contemplated hereby, (b) has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the transactions contemplated by this Agreement and of making an informed investment decision, (c) has had a reasonable opportunity to ask questions and receive answers concerning the terms and conditions of the transactions contemplated by this Agreement and the Repurchase Shares, and all such questions have been answered to such Seller’s full satisfaction, (d) has had

4 full and adequate access to such other information concerning the Repurchase Shares and the Purchaser as it has requested and has received and reviewed all information that it believes is necessary or appropriate in order to make an informed investment decision in connection with the transactions contemplated by this Agreement, (e) has independently and without reliance on the Purchaser, and based on such information and the advice of advisors as the Seller has deemed appropriate, made its own analysis and decision to enter into this Agreement; provided that the Seller acknowledges and understands that the Purchaser and its officers, directors and affiliates may possess material nonpublic information concerning the Purchaser or its securities (“Material Nonpublic Information”) not known to the Seller or its professional advisors that may impact the value of the Repurchase Shares, and that the Purchaser is not disclosing any such Material Nonpublic Information to the Seller or its professional advisors, and the Seller understands, based on its experience, the disadvantage to which it is subject due to any such disparity of information between the Purchaser and the Seller. The Seller acknowledges that it has not relied upon any express or implied representations or warranties of any nature made by or on behalf of the Purchaser, whether or not any such representations, warranties or statements were made in writing or orally, except as expressly set forth for the benefit of the Seller in this Agreement. The Seller acknowledges that none of the Purchaser or its affiliates or agents is acting as a fiduciary or financial or investment advisor to the Seller, and has not given the Seller any investment advice, opinion or other information on whether the sale of the Repurchase Shares by the Seller is prudent. Section 2.9 Filings. The Seller will make all necessary filings required under federal and state securities laws and regulations or any other applicable laws or regulations in connection with the transactions contemplated by this Agreement. Section 2.10 No Other Representations or Warranties. Except for the representations and warranties contained in this ARTICLE II, the Seller has not made and does not make any other representation or warranty to the Purchaser, whether express, implied, written or oral. ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE PURCHASER The Purchaser hereby makes the following representations and warranties to the Seller, each of which is true and correct on the date hereof and shall survive the Repurchase Closing. Section 3.1 Power; Authorization and Enforceability. (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the Delaware Business Corporation Act and has the power, authority and capacity to execute and deliver this Agreement, to perform the Purchaser’s obligations hereunder, and to consummate the transactions contemplated hereby. All consents, orders, approvals and other authorizations, whether governmental, corporate or otherwise, necessary for such execution, delivery and performance by the Purchaser of this Agreement and the transactions contemplated hereby have been obtained and are in full force and effect.

5 (b) This Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting the enforcement of creditors’ rights generally and to general principles of equity. Section 3.2 No Conflicts. The execution and delivery of this Agreement by the Purchaser and the consummation by the Purchaser of the transactions contemplated by this Agreement does not and will not constitute or result in a breach, violation or default under (i) any agreement or instrument, whether written or oral, express or implied, to which the Purchaser is a party, (ii) the Purchaser’s certificate of incorporation or bylaws or (iii) any statute, law, ordinance, decree, order, injunction, rule, directive, judgment or regulation of any court, administrative or regulatory body, governmental authority, arbitrator, mediator or similar body on the part of the Purchaser, except, in each case, as would not reasonably be expected to materially impact the ability of the Purchaser to consummate the transactions contemplated by this Agreement and perform its obligations under this Agreement. Section 3.3 Sufficiency of Funds. Purchaser has access to funds sufficient to consummate the transactions contemplated by this Agreement. Section 3.4 No Other Representations or Warranties. Except for the representations and warranties contained in this ARTICLE III, the Purchaser has not made and does not make any other representation or warranty to the Seller, whether express, implied, written or oral. ARTICLE IV MISCELLANEOUS PROVISIONS Section 4.1 Notice. All notices, requests, certificates and other communications to any party hereunder shall be in writing and given to each other party hereto and shall be deemed given or made (i) as of the date delivered, if delivered personally, (ii) on the date the delivering party receives confirmation, if delivered by facsimile or electronic mail, (iii) three business days after being mailed by registered or certified mail (postage prepaid, return receipt requested) or (iv) one business day after being sent by overnight courier (providing proof of delivery), to the parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 4.1). If delivered to the Purchaser, to: Insight Enterprises, Inc. 2701 Insight Way Chandler, AZ 85286 Attention: Samuel C. Cowley Facsimile No.: +1 (480) 760-7892 Email: sam.cowley@insight.com with a copy to:

6 Sullivan & Cromwell LLP 125 Broad Street New York, NY 10004 Attention: Stephen M. Kotran Melissa Sawyer Facsimile No.: +1 (212) 558-3588 Email: kotrans@sullcrom.com sawyerm@sullcrom.com if to the Seller, to: c/o ValueAct Capital Management, L.P. One Letterman Dr. Building D, 4th Floor San Francisco, CA 94129 Attn: General Counsel Email: legal@valueact.com Section 4.2 Income Tax Matters. The Seller shall be solely responsible for paying any and all taxes and any related penalties, fines and interest payable by reason of the sale of the Repurchase Shares contemplated hereby, including, without limitation, any capital gains or income taxes arising from the sale of the Repurchase Shares to the Purchaser (collectively, the “Tax Obligations”). The Seller shall be responsible for its Tax Obligations related to the ownership of the Repurchase Shares in the Purchaser for all periods prior to the Repurchase Closing, as determined by the Purchaser’s accountants. The Seller shall indemnify and hold harmless the Purchaser, its directors, employees, officers and agents from and against the Tax Obligations and all cost, expense, liability and loss (including, without limitation, reasonable attorneys’ fees, judgments, fines, excise taxes or penalties and amounts paid or to be paid in settlement) incurred or suffered by the Purchaser or such other parties in connection with the Tax Obligations, including, without limitation, the cost of defending itself in any suit or proceeding, whether civil, criminal, administrative or investigative, in connection with the Tax Obligations. Section 4.3 Intended Tax Treatment. The Seller and Purchaser agree to report the Repurchase Transaction in accordance with the Intended Tax Treatment unless otherwise required pursuant to a final determination under Section 1313(a) of the Code or similar provision of state or local law. Section 4.4 Entire Agreement. This Agreement and the other documents and agreements executed in connection with the transactions contemplated by this Agreement shall constitute the entire agreement between the parties with respect to the subject matter hereof and shall supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement. Section 4.5 Assignment; Binding Agreement. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by any of the parties without the prior written consent of the other party. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties

7 hereto and their respective successors and permitted assigns. Any purported assignment not permitted under this Section 4.5 shall be null and void. Section 4.6 Counterparts. This Agreement may be executed and delivered (including by facsimile or electronic mail transmission) in one or more counterparts, and by the different parties in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Copies of executed counterparts transmitted by telecopy, telefax or electronic transmission shall be considered original executed counterparts for purposes of this Section 4.6. Section 4.7 Specific Performance. Each party acknowledges, stipulates and agrees that (i) irreparable injury will result to the other parties in the event that any party breaches its covenants or agreements contained in this Agreement, and (ii) in the event of any such breach or threatened breach of any of the provisions set forth in this Agreement, the other parties hereto shall be entitled, in addition to any other remedies available to it (including, without limitation, damages), to preliminary injunction, permanent injunction or other injunctive relief, without posting any bond or other security, compelling such party to comply with any and all such provisions. Nothing herein contained shall be construed as an election of remedies or as a waiver or limitation of any right available to any party under this Agreement or the law, including the right to seek damages from any party for its breach of any provision of this Agreement. Section 4.8 Forum Selection, Consent to Jurisdiction and Governing Law. This Agreement and any matters related to the transactions contemplated hereby shall in all respects be construed in accordance with and governed by the substantive laws of the State of New York, without giving effect to principles of conflicts of laws. The Purchaser and the Seller agree that any suit or proceeding arising in respect of this Agreement will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in The City and County of New York and the Purchaser and the Seller agree to submit to the jurisdiction of, and to venue in, such courts. Each party hereto waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. Section 4.9 No Third Party Beneficiaries or Other Rights. This Agreement is for the sole benefit of the parties and their successors and permitted assigns and nothing herein express or implied shall give or shall be construed to confer any legal or equitable rights or remedies to any person other than the parties to this Agreement and such successors and permitted assigns. Section 4.10 Release. (a) Except in respect of any claim of a breach of this Agreement, the Seller, on behalf of itself and its subsidiaries, affiliates, shareholders, successors, and all of the Seller’s directors, officers, employees and agents (collectively, the “Seller Releasing Parties”), hereby releases the Purchaser, its subsidiaries, affiliates, shareholders, successors, and all of the Purchaser’s directors, officers, employees and agents (collectively, the “Purchaser Release Parties”), and agrees to hold them, and each of them, harmless from any and all claims, actions, causes of action, grievances, liabilities, obligations, promises, damages, agreements, rights, debts

8 and expenses (including claims for attorneys’ fees and costs), of every kind, either in law or in equity, whether contingent, matured or unmatured, known or unknown, suspected or unsuspected, foreseeable or unforeseeable, liquidated or unliquidated, including, without limitation, any claims arising under any federal, state, local or municipal law, common law or statute, whether arising in contract or in tort, and any claims arising under any other laws or regulations of any nature whatsoever that the Seller or any Seller Releasing Party may now have or know about, or hereafter may learn about, arising out of or in any way connected with the transactions contemplated by this Agreement, and the Seller agrees, on behalf of itself and the Seller Releasing Parties, that the Seller and the Seller Releasing Parties will not file any claim, charge, or lawsuit for the purpose of obtaining any monetary awards in connection with the transactions contemplated by this Agreement. (b) The Seller agrees, on behalf of itself and the Seller Releasing Parties, that the Purchaser and its affiliates, officers, directors, stockholders, employees and agents shall have no liability to the Seller or any Seller Releasing Party whatsoever due to or in connection with the Purchaser’s use or non-disclosure of Material Nonpublic Information in connection with the transactions contemplated by this Agreement, and the Seller, on behalf of itself and the Seller Releasing Parties, hereby irrevocably waives any claim that it might have based on the failure of the Purchaser to disclose any Material Nonpublic Information in connection with the transactions contemplated by this Agreement. Section 4.11 Amendments; Waivers. This Agreement and its terms may not be changed, amended, waived, terminated, augmented, rescinded or discharged (other than in accordance with its terms), in whole or in part, except by a writing executed by the parties hereto. Section 4.12 Further Assurances. Each party hereto shall use its reasonable best efforts to do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby. Section 4.13 Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions. Section 4.14 Expenses. Each of the Purchaser, on the one hand, and the Seller, on the other hand, shall bear their own expenses in connection with the drafting, negotiation, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. Section 4.15 Interpretation. Unless the express content otherwise requires, (i) terms herein defined in the singular shall have a comparable meaning when used in the plural, and vice versa; (ii) the term “$” means United States Dollars; (iii) the word “or” shall not be exclusive; (iv) references to “written” or “in writing” include in electronic form; and (v) references herein to any contract or agreement (including this Agreement) mean such contract or agreement as

9 amended, restated, supplemented or modified from time to time in accordance with the terms thereof. [Signatures appear on the next page]

[Signature Page to Share Repurchase Agreement] IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written. PURCHASER: Insight Enterprises, Inc. By: /s/JAMES MORGADO Name: James Morgado Title: CFO SELLER: ValueAct Capital Master Fund, L.P., by VA Partners I, LLC, its general partner By: /s/CHRIS ALLEN Name: Chris Allen Title: CFO